UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2012

MMRGLOBAL, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 WILSHIRE BLVD., SUITE 200 LOS ANGELES, CA 90010
(Address of Principal Executive Offices) (Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events

On March 20, 2012, the Company entered into a Second Amendment (the "Amendment") to the Non-Exclusive License Agreement (the "Agreement") with Celgene Corporation ("Celgene") that was originally signed on December 21, 2010 and filed with the Securities and Exchange Commission on the Company's Annual Report on Form 10-K on March 31, 2011. The Agreement is for the limited purpose of expediting U.S. Food and Drug Administration ("FDA") (or other similar government regulatory agencies) approval of, and the bringing to market of, the Celgene product Revlimid® (lenalidomide) for the first line treatment of follicular lymphoma. Pursuant to the Amendment, the Company agreed to allow the use of its data set in conjunction with other data provided by third parties under license agreements with Celgene to further expedite the development of Revlimid® (lenalidomide). In exchange, the date of the third milestone payment was changed from "no later than June 30, 2012" to "no later than March 30, 2012".

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMRGLOBAL, INC.
March 23, 2012	By: /s/ Robert H. Lorsch Robert H. Lorsch Chief Executive Officer